UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 14, 2008

LCC International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-21213	54-1807038
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7900 Westpark Drive, Suite A-315, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-873-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On February 19, 2008, LCC International, Inc. (the "Company") entered into a Second Amendment to Restated Credit Agreement and Waiver (the "Amendment"), which amends the Amended and Restated Credit Agreement, dated as of May 29, 2007 (the "Credit Agreement"), among the Company, as borrower, certain domestic subsidiaries of the Company, as guarantors and Bank of America, N.A. as lender and administrative agent (the "Bank").

The Amendment provides, among other things, (a) a waiver by the Bank of certain specified defaults under the Credit Agreement, and (b) a requirement that the financial statements described in Section 7.01(b) of the Credit Agreement with respect to the fiscal quarters ended March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007, in each case, along with any additional deliveries required under the Credit Agreement in connection therewith, be delivered to the Bank on or before February 22, 2008, the failure of which will constitute an immediate event of default irrespective of otherwise applicable grace or cure period.

The description of the terms and conditions of the Amendment set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01 Other Events.

On February 20, 2007, the Company announced that on February 14, 2008, the Company received notice that the Board of Directors of the NASDAQ Stock Market LLC (the "Nasdaq Board"), pursuant to its discretionary authority under Marketplace Rule 4809, had called for review of the December 19, 2007 decision of the Nasdaq Listing and Hearing Review Council regarding the Company, which provided a filing deadline of February 19, 2008. The Nasdaq Board also determined to stay the decision to suspend the Company’s securities from trading, pending further consideration by the Nasdaq Board. This action effectively extends the previous February 19, 2008 filing deadline. A copy of the press release is furnished with this report as an exhibit to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. 10.1: Second Amendment to Amended and Restated Credit Agreement and Waiver, dated as of February 19, 2008, by and among LCC International, Inc., the parties identified therein as Guarantors and Bank of America, N.A.

Exhibit No. 99.1: Press Release dated February 20, 2008

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCC International, Inc.

February 20, 2008	By:	/s/ Peter A. Deliso

Name: Peter A. Deliso
Title: Senior Vice President, New Ventures, General Counsel and Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Second Amendment to Amended and Restated Credit Agreement and Waiver, dated as of February 19, 2008, by and among LCC International, Inc., the parties identified therein as Guarantors and Bank of America, N.A.
99.1	Press Release dated February 20, 2008